UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee
6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

AEGIS High Yield Fund
Class A (AHYAX)
Class I (AHYFX)

SEMI-ANNUAL REPORT
JUNE 30, 2013

Shareholders’ Letter

July 25, 2013

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Semi Annual Report for the six month period ended June 30, 2013.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our high yield bond market commentary and the Fund’s performance record. We will briefly review the objectives and strategy of the Aegis High Yield Fund.

The Aegis High Yield Fund seeks maximum total return with an emphasis on high current income. The Fund attempts to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the fundamentals. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

				Since I Share	Since A Share
	One Year	Three Year	Five Year	Inception	Inception
Class I shares - at NAV (Inception-1/2/04)	7.46%	7.29%	9.17%	7.33%	N/A
Class A shares - at NAV (Inception-8/24/12)	N/A	N/A	N/A	N/A	5.98%
Class A shares - With 3.75% Load	N/A	N/A	N/A	N/A	2.05%
Barclays Capital High Yield Index	9.49%	10.74%	10.94%	8.43%	6.46%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. The Aegis High Yield Fund imposes a 2% redemption fee on shares held for less than 180 days. Performance data does not reflect the redemption fee, which would have reduced the total return. Performance data for the AHYAX shares reflect the Class A maximum sales charge of 3.75%. Performance data shown for the Class A-at NAV does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Fund Class I and Class A have an annualized gross expense ratio of 1.52% and 2.19%, respectively per the Fund’s most recent Prospectus. The Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.20%, and 1.45%, respectively. The Advisor has contractually agreed to waive fees through 4/30/2014.

Aegis High Yield Fund	Class I	Class A

Net Assets	$52.6 Million	$7.5 Million
NAV / Share	$8.76	$8.75
Net Expense Ratio (inclusive of Management & 12b-1 Fee)	1.20%	1.45%
Gross Expense Ratio	1.52%	2.19%
Management Fee	0.90%	0.90%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee (<180 Days)	2.00%	2.00%
30-Day SEC Yield- Subsidized	10.35%	9.71%
30-Day SEC Yield- Unsubsidized	10.18%	9.56%
Income & capital gain distributions	$0.3587	$0.3485

	Aegis High	Barclays Capital
	Yield Fund	High Yield Index

Weighted Average Maturity (years)	3.2	6.7
Adjusted Duration (including cash)	2.1	4.4

The adjusted duration of the Fund portfolio (excluding Fund holdings of equity securities) was estimated at 2.1 years, compared to a reported 4.4 years for the Barclays Capital High Yield Index. Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates. Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

All historic performance returns shown in this shareholders’ letter for the Aegis High Yield Fund are pre-tax returns. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

For the six month period ended June 30, 2013, the Fund’s Class I Shares posted a total return of 3.73%, versus a total return of 1.42% for its benchmark, the Barclays Capital High Yield Index (“the Index”). Top contributors to Fund performance include the Staunton Hotel Bonds, Magnum Hunter Preferred Stocks, and Murray Energy Corp Bonds. Poor performance in holdings of Exide Technologies and Jaguar Mining bonds muted Fund returns in what was otherwise a good first half of the year. From inception at January 1, 2004 through period end, the Fund’s Class I Shares annualized total return was 7.33%, versus 8.43% for the Barclays Capital High Yield Index.

Following on the heels of a reported 15.81 percent Barclays Capital High Yield Index return in 2012, the Index rose another 4.75 percent in the first four months of 2013. However, fears of asset purchase tapering began to take hold in May, eroding Index returns, which fell 3.33 percent over May and June, leaving the Index with a mid-year 2013 gain of just 1.42 percent. The high yield spread over 10-year Treasuries (as measured by the Yield-to-Worst of the Barclays Capital High Yield Index over 10-year Treasuries) contracted by a reported 21 basis points in the first six months of 2013 to close June at 4.14 percent, 106 basis points below its historical average spread since 1994. 10-year Treasury yields advanced 74 basis points through the first half of 2013 to 2.52 percent.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the Second Quarter 2013 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Semi Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities. Its use in connection with any offering of Fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise.

Basis Point: One 100th of one percent.

Barclays Capital High Yield Index: An index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses
June 30, 2013
(Unaudited)

Important Note

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees and other Fund expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 3.75% when you invest. Class I shares of the Funds charge no sales load.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 - June 30, 2013 for the Aegis High Yield Fund Class I and Class A.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Hypothetical
(5% annual return
		Actual		before expenses)
	Beginning	Ending		Ending
	Account	Account	Expenses	Account	Expenses
	Value	Value(1)	Paid During	Value(1)	Paid During
	1/1/13	6/30/13	Period	6/30/13	Period
Aegis High Yield Fund – Class A	$1,000.00	$1,036.10	$7.32(2)	$1,024.79	$7.29(2)
Aegis High Yield Fund – Class I	$1,000.00	$1,037.30	$6.06(3)	$1,024.79	$6.02(3)

(1)
The actual ending account value is based on the actual total return of the Fund for the period January 1, 2013 to June 30, 2013 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.45%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2013 – 6/30/2013).

(3)	Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2013 – 6/30/2013).

Please see performance data disclosure on page 1

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Key Statistics (Unaudited)

Result of a $10,000 Investment Aegis High Yield Fund – Class A (assumes investment made on August 24, 2012)

Result of a $10,000 Investment Aegis High Yield Fund – Class I (assumes investment made on January 2, 2004)

Average Annual Total Returns (Unaudited) As of June 30, 2013

	Aegis	Aegis
	High Yield	High Yield	Barclays
	Fund - Class A	Fund - Class A	Capital
	(No Slaes	(With Sales	High
	Charge)	Charge)*	Yield Index
Six months	3.61%	-0.25%	1.42%
Cumulative since inception (August 24, 2012)	5.98%	2.05%	6.46%

*	With sales charge returns reflect the deduction of the current maximum initial sales charge of 3.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges.

Average Annual Total Returns (Unaudited) As of June 30, 2013

	Aegis	Barclays
	High Yield	Capital
	Fund - Class I	High Yield Index
Trailing 1 Year	7.46%	9.49%
Trailing 3 Year	7.29%	10.74%
Trailing 5 Year	9.17%	10.94%
Since inception (January 1, 2004)	7.33%	8.43%

Returns on both Classes of the Aegis High Yield Fund and the Barclays Capital High Yield Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of April 30, 2013, the effective date of the most recent prospectus, the gross expense ratio for Class A was 2.19% and for Class I was 1.52%.

Portfolio Characteristics
June 30, 2013
(Unaudited)

Industry Breakdown

	% of the
	Fund’s Net Assets
Common Stock		3.11%
Food	0.24%
Mining	0.73%
Real Estate Investment Trusts	1.57%
Transportation	0.57%
Convertible Bond		24.09%
Agriculture	4.92%
Diversified Financial Services	3.48%
Lodging	1.28%
Mining	1.35%
Oil & Gas Services	2.59%
Oil Companies - Exploration & Production	3.78%
Real Estate Investment Trusts	2.18%
Retail	4.51%
Corporate Bond		62.34%
Agriculture	1.71%
Auto Parts & Equipment	4.18%
Consumer Services	3.23%
Diversified Financial Services	3.67%
Engineering & Construction	0.04%
Information Technogy	3.03%
Machinery - Diversified	1.59%
Manufactured Goods	4.22%
Media	0.41%
Mining	5.91%
Oil & Gas Drilling	7.16%
Oil & Gas Services	5.37%
Oil Companies - Exploration & Production	14.49%
Publishing	1.28%
Retail	3.93%
Transportation	2.12%
Preferred Stock		4.61%
Insurance	0.41%
Oil Companies - Exploration & Production	4.20%
Warrants		0.85%
Oil Companies - Exploration & Production	0.85%
Other Assets & Liabilities		5.00%
Net Assets		100.00%

Portfolio Characteristics – (continued)
June 30, 2013
(Unaudited)

Credit Quality – % of Corporate Bonds
B	30.40%
CCC	20.72%
Below CCC or Unrated	48.88%
100.00%
Maturity (Or Most Likely Call) – % of Corporate Bonds

Less than 1 year	7.12%
1 – 3 years	51.42%
4 – 6 years	41.41%
7 – 10 years	0.00%
More than 10 years	0.05%
100.00%

Schedule of Portfolio Investments
June 30, 2013
(Unaudited)

	Shares	Value
Common Stocks – 3.11%
Food – 0.24%
Arctic Glacier Income Fund(1)(2)	704,320	$147,333

Mining – 0.73%
Amerigo Resources Ltd.(1)	1,026,600	441,438

Real Estate Investment Trusts – 1.57%
Plazacorp Retail Properties Ltd.(1)(2)	11,668	47,484
PMC Commercial Trust	108,720	893,679
		941,163

Transportation – 0.57%
Baltic Trading Ltd.(1)	48,500	179,935
Globus Maritime Ltd.(1)(2)	80,930	161,860
		341,795
Total Common Stocks (Cost $2,527,184)		1,871,729

		Principal
		Amount
Convertible Bonds – 24.09%
Agriculture – 4.92%
Alliance One International, Inc., Sr. Subord., 5.500%, 07/15/2014		$2,900,000	2,956,188

Diversified Financial Services – 3.48%
Penson Worldwide, Inc., Sr. Unsec., 8.000% , 06/01/2014(Acquired 08/19/2010 through 5/4/2011, Cost $973,650)(3)(5)		1,000,000	153,750
Pinetree Capital Ltd., Subord., 8.000%, 05/31/2016(1)		3,000,000	1,939,717
			2,093,467

Lodging – 1.28%
Royal Host Inc., Subord:
6.250%, 09/30/2013(1)	CAD	903,000	768,026
5.900%, 06/30/2014(1)	CAD	2,000	1,712
			769,738

Mining – 1.35%
Jaguar Mining, Inc., Sr. Unsec., 4.500%, 11/01/2014 (Acquired 08/10/2010 through 10/19/2011, Cost $2,559,456) (1)(3)		3,000,000	810,000

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
June 30, 2013
(Unaudited)

	Principal
	Amount	Value

Convertible Bonds – (continued)

Oil & Gas Services – 2.59%
Cal Dive International Inc., Sr. Unsec., 5.000%, 07/15/2017 (Acquired 10/12/2012 through 10/23/2012, Cost $1,336,478)(3)	$1,500,000	$1,557,187

Oil Companies – Exploration & Production – 3.78%
Zaza Energy Corp., Sr. Unsec., 9.000%, 08/01/2017 (Acquired 10/17/2012, Cost $2,435,125)(3)	2,500,000	2,275,000

Real Estate Investment Trusts – 2.18%
Plazacorp Retail Properties Ltd., Subord., 7.750%, 12/31/2014(1)	1,361,000	1,313,183

Retail – 4.51%
RadioShack Corp., Sr. Unsec., 2.500%, 08/01/2013 (Acquired 01/11/2013 through 01/15/2013, Cost $2,718,455)(3)	2,750,000	2,708,750
Total Convertible Bonds (Cost $17,561,557)		14,483,513

Corporate Bonds – 62.34%
Agriculture – 1.71%
Alliance One International, Inc., Company Guarantee, 10.000%, 07/15/2016	1,000,000	1,027,500

Auto Parts & Equipment – 4.18%
Exide Technologies, 1st Lien, 8.625%, 02/01/2018	3,300,000	2,046,000
Stanadyne Corp., Sr. Subord. Notes, 10.000%, 08/15/2014	500,000	465,000
		2,511,000
Consumer Services – 3.23%
Cenveo Corp., 2nd Lien, 8.875%, 02/01/2018	2,000,000	1,940,000

Diversified Financial Services – 3.67%
Creditcorp, Sec., 12.000%, 07/15/2018 (Acquired 06/28/2013, Cost $990,800)(3)	1,000,000	990,800
GFI Group, Inc. Sr. Unsec., 8.375%, 07/19/2018(4)	1,000,000	975,000

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
June 30, 2013
(Unaudited)

		Principal
		Amount	Value

Corporate Bonds – (continued)
Penson Worldwide, Inc., Sec., 12.500%, 05/15/2017 (Acquired Various Dates, Cost $584,753)(3)(5)		$915,000	$242,475
			2,208,275
Engineering & Construction – 0.04%
Pfleiderer Finance BV, Company Guarantee, 7.125%, 02/14/2049(1)	EURO	650,000	24,629

Information Technogy – 3.03%
Sitel LLC / Sitel Financial Corp., 1st Lien, 11.000%, 08/01/2017 (Acquired Various Dates, Cost $977,165)(3)		1,000,000	1,070,000
Sitel LLC / Sitel Finance Corp., Sr. Unsec., 11.500%, 04/01/2018		1,000,000	750,000
			1,820,000
Machinery – Diversified – 1.59%
Tempel Steel Co., Sr. Sec., 12.000%, 08/15/2016 (Acquired 07/28/2011, Cost $981,901)(3)		1,000,000	955,000

Manufactured Goods – 4.22%
Dispensing Dynamics International, Sec., 12.500%, 01/01/2018 (Acquired Various Dates, Cost $2,482,528)(3)		2,500,000	2,537,500

Media – 0.41%
Hearst-Argyle Television, Inc., Sr. Unsec., 7.000%, 01/15/2018		265,000	245,125

Mining – 5.91%
Horsehead Holding Corp., 1st Lien, 10.500%, 06/01/2017 (Acquired Various Dates, Cost $985,370)(3)		1,000,000	1,062,500
Thompson Creek Metals Co., Inc., Company Guarantee, 7.375%, 06/01/2018(1)		3,000,000	2,490,000
			3,552,500

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
June 30, 2013
(Unaudited)

	Principal
	Amount	Value

Corporate Bonds – (continued)

Oil & Gas Drilling – 7.16%
Deep Drilling 7 Pte. Ltd and Deep Drilling 8 Pte. Ltd., Sec., 14.250%, 03/05/2015(1)	$1,350,000	$1,464,750
PSOS Finance Ltd., Sec., 12.000%, 10/06/2015(1)	2,769,231	2,838,462
		4,303,212
Oil & Gas Services – 5.37%
Global Rig Co. ASA, Company Guarantee, 13.000%, 06/15/2015	950,001	1,010,564
Iracore International Holdings Inc., Sec., 9.500%, 06/01/2018 (Acquired 05/08/2013, Cost $250,000)(3)	250,000	254,687
IronGate Energy Services LLC, Sec., 11.000%, 07/01/2018 (Acquired 06/26/2013, Cost $1,962,704)(3)	2,000,000	1,962,640
		3,227,891
Oil Companies – Exploration & Production – 14.49%
ATP Oil & Gas Corp., Sr. Sec., 11.875%, 05/01/2015(5)	1,250,000	18,750
Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp., Sr. Sec., 13.750%, 12/01/2015	2,500,000	2,387,500
Callon Petroleum Company, 2nd Lien, 13.000%, 09/15/2016	110,000	115,225
Endeavour International Corp., 1st Lien, 12.000%, 03/01/2018	2,000,000	1,930,000
Panoro Energy ASA, Sr. Sec., 12.000%, 11/15/2018 (1)	990,000	1,069,200
RAAM Global Energy Co., Sec., 12.500%, 10/01/2015	2,000,000	2,110,000
Woodbine Holdings LLC, 2nd Lien, 12.000%, 05/15/2016	1,000,000	1,080,000
		8,710,675

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
June 30, 2013
(Unaudited)

	Principal
	Amount	Value
Corporate Bonds – (continued)

Publishing – 1.28%
The Readers Digest Association, Inc., 1st Lien, 9.500%, 02/15/2017	$1,881,000	$771,210

Retail – 3.93%
HOA Restaurant Group LLC and HOA Finance Corp., Sr. Sec., 11.250%, 04/01/2017 (Acquired Various Dates, Cost $2,357,724) (3)	2,350,000	2,361,750

Transportation – 2.12%
SinOceanic II AS, 1st Lien, 10.000%, 02/17/2015 (Acquired 02/08/2012, Cost $1,221,578) (1)(3)	1,241,543	1,275,685
Total Corporate Bonds (Cost $39,742,352)		37,471,952

	Shares

Preferred Stocks – 4.61%
Insurance – 0.41%
Aspen Insurance Holdings Ltd., 5.625%(1)	6,558	243,236

Oil Companies – Exploration & Production – 4.20%
ATP Oil & Gas Corp. 8.000% (Acquired 01/11/2010 through 03/03/2010, Cost $891,800)(3)	8,200	2,050
Magnum Hunter Resources Corp. 8.000%(2)	27,228	649,116
Magnum Hunter Resourses Corp. 10.250%	74,397	1,874,804
		2,525,970
Total Preferred Stocks (Cost $3,368,924)		2,769,206

Warrants – 0.85%
Oil Companies – Exploration & Production – 0.85%
Woodbine Holdings LLC Expiration: May 2016, Exercise Price: $1.00(2)	1,000	510,000
Total Warrants (Cost $0)		510,000
Total Investments – 95.00% (Cost $63,200,017)		57,106,400
Other Assets in Excess of Liabiliies – 5.00%		3,004,940
Net Assets – 100.0%		$60,111,340

The accompanying notes are an integral part of these financial statements.

Schedule of Portfolio Investments
June 30, 2013
(Unaudited)

(1)	Foreign security denominated in U.S. Dollars.

(2)	Non-income producing securities.

(3)
144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(4)	Variable rate demand deposit; the rate shown is the 7-day effective yield as of 6/30/2013.

(5)	Issue is in default or bankruptcy.
CAD = Canadian Dollar
EURO = The European Currency

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
June 30, 2013
(Unaudited)

Assets
Total investments in securities, at value (cost $63,200,017)	$57,106,400
Cash	2,253,337
Interest and dividends receivable	1,233,736
Receivable for Fund shares sold	637,189
Prepaid assets	31,119
Total Assets	61,261,781

Liabilities
Accrued Trustee and chief compliance officer fees	8,276
Payable for investment securities purchased	990,800
Payable for Fund shares redeemed	4,265
Payable to Investment Advisor	90,523
Payable for distribution fees	4,133
Accrued transfer agent fees	20,073
Accrued audit fees	7,988
Accrued printing and mailing fees	3,474
Other payables	20,909
Total Liabilities	1,150,441
Net Assets	$60,111,340

Net assets consist of:
Paid-in capital	66,297,798
Accumulated undistributed net investment income	185,098
Accumulated net realized loss on investments and foreign currency transactions	(277,939)
Net unrealized depreciation on investments and foreign currency transactions	(6,093,617)
Net Assets	$60,111,340

Class A Shares
Net Assets	$7,492,633

Authorized shares, Unlimited, no per value Outstanding Shares	856,148
Net asset value, offering and redemption price** per share	$8.75	*
Maximum Offering price per share, after sales load	$9.09

Class I Shares
Net Assets	$52,618,707

Authorized shares, Unlimited, no per value
Outstanding Shares	6,004,026
Net asset value, offering and redemption price** per share	$8.76	*

*	Shares redeemed within 180 days of purchase are charged a 2.00% redemption fee.
**	Value may be less than NAV due to redemption fee.

The accompanying notes are an integral part of these financial statements.

Statements of Operations
For The Year Ended June 30, 2013
(Unaudited)

Investment Income
Dividends income #	$44,155
Interest income	2,759,213
Total investment income	2,803,368

Expenses
Investment advisory fees (Note 3)	255,150
Transfer agent & custody fees	37,564
Fund servicing fees	21,821
Legal fees	18,903
Registration fees	17,007
Trustees & chief compliance officer fees	16,778
Printing and postage fees	13,204
Audit fees	7,988
Distribution fees - Class A (Note 4)	7,495
Insurance fees	4,335
Miscellaneous fees	1,358
Gross expenses	401,603
Waiver of fees (Note 3)	(53,908)
Net expenses	347,695
Net Investment Income	2,455,673
Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain (loss) from:
Investments	1,037,915
Foreign currency transactions	(4,023)
Net realized gain on investments and foreign currency transactions	1,033,892
Change in net unrealized appreciation/depreciation on:
Investments	(1,596,708)
Foreign currency transactions	—

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(1,596,708)
Net realized and unrealized loss on investments and foreign currency transactions	(562,816)
Net increase in net assets resulting from operations	$1,892,857

# Net of foreign tax withholding of $604.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
For the Periods Ended

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	(Unaudited)
Operations:
Net investment income	$2,455,673	$4,288,643
Net realized gain (loss) on investments and foreign currency transactions	1,033,892	(1,092,799)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(1,596,708)	(438,935)
Net increase in net assets resulting from operations	1,892,857	2,756,909

Distributions
Net investment income - Class A	(238,546)	(99,211)
Net investment income - Class I	(2,044,812)	(4,077,916)
Net decrease in net assets resulting from distributions paid	(2,283,358)	(4,177,127)

Capital share transactions*
Subscriptions	14,156,100	33,658,784
Distributions reinvested	1,771,403	3,330,097
Redemptions	(9,102,503)	(22,227,424)
Redemptions fees	15,160	68,098
Net increase in net assets resulting from capital share transactions	6,840,160	14,829,555
Total Increase in Net Assets	6,449,659	13,409,337

NET ASSETS
Beginning of period	53,661,681	40,252,344
End of period	$60,111,340	$53,661,681
Accumulated undistributed net investment income at end of period	$185,098	$12,783

*Share information - Class A
Subscriptions	302,560	566,017
Distributions reinvested	3,392	1,248
Redemptions	(16,842)	(227)
Net increase in shares	289,110	567,038
Beginning shares	567,038	—
Ending shares	856,148	567,038

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
For the Periods Ended

	Six Months Ended	Year Ended
	June 30,	December 31,
	2013	2012
	(Unaudited)
*Share information – Class I
Subscriptions	1,277,888	3,121,340
Distributions reinvested	194,927	367,375
Redemptions	(999,266)	(2,404,279)
Net increase in shares	473,549	1,084,436
Beginning shares	5,530,477	4,446,041
Ending shares	6,004,026	5,530,477

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund - Class A
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout the period presented:

			For the Period from
			August 24, 2012
	For the Six		(Commencement of
	Months Ended		Operations) to
	June 30, 2013		December 31, 2012
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$8.79		$8.83

Income from investment operations:
Net investment income	0.40		0.23
Net realized and unrealized gain on investments foreign currency transactions	(0.09)		(0.02)
Total from investment operations	0.31		0.21

Less distributions to shareholders from:
Net investment income	(0.35)		(0.25)
Total Distributions	(0.35)		(0.25)
Redemption fees	0,00	(4)	0,00	(4)
Net asset value, end of period	$8.75		$8.79
Total investment return(3)	3.61	%(1)	2.40	%(1)

Ratios (to average net assets)/Supplemental data:
Expenses after fee waiver	1.45	%(2)	1.45	%(2)
Expenses before fee waiver	1.64	%(2)	2.19	%(2)
Net investment income before fee waiver	1.53	%(2)	7.70	%(2)
Net investment income after fee waiver	1.72	%(2)	8.44	%(2)
Portfolio turnover(5)	31	%(1)	23	%(1)
Net assets at end of period (000’s)	$7,493		$4,985

(1)	Not Annualized
(2)	Annualized
(3)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is (0.25)% and (1.44)%.
(4)	Less than one cent per share.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund - Class I
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each year presented:

	For the Six
	Months Ended		Years Ended December 31,
	June 30, 2013		2012		2011	2010	2009	2008
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$8.80		$9.05		$9.99	$10.19	$6.78	$9.93

Income from investment operations:
Net investment income	0.71		0.83		0.75	0.79	0.73	0.77
Net realized and unrealized gain (loss) on investments foreign currency transactions	(0.39)		(0.28)		(0.85)	0.59	3.40	(3.14)
Total from investment operations	0.32		0.55		(0.10)	1.38	4.13	(2.37)

Less distributions to shareholders from:
Net investment income	(0.36)		(0.81)		(0.75)	(0.80)	(0.72)	(0.77)
Net realized capital gains	—		—		(0.12)	(0.79)	—	(0.01)
Total Distributions	(0.36)		(0.81)		(0.87)	(1.59)	(0.72)	(0.78)
Redemption fees	0.00	(4)	0.01		0.03	0.01	0.00 (4)	0.00 (4)
Net asset value, end of period	$8.76		$8.80		$9.05	$9.99	$10.19	$6.78
Total investment return	3.73	%(2)	6.35%		(0.89)%	14.22%	63.85%	(25.18)%

Ratios (to average net assets)/Supplemental data:
Expenses after fee waiver	1.20	%(3)	1.20%		1.20%	1.20%	1.20%	1.20%
Expenses before fee waiver	1.39	%(3)	1.52%		1.45%	1.90%	2.35%	3.24%
Net investment income before fee waiver	8.13	%(3)	8.84%		7.70%	7.64%	8.92%	8.64%
Net investment income after fee waiver	8.32	%(3)	9.16%		7.95%	8.34%	10.07%	10.68%
Portfolio turnover	31	%(1)(2)	23	%(1)	46%	123%	65%	9%
Net assets at end of period (000’s)	$52,619		$48,677		$40,252	$23,072	$18,064	$5,419

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2)	Not Annualized
(3)	Annualized
(4)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
June 30, 2013
(Unaudited)

1. The Organization

Aegis High Yield Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management investment company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established July 11, 2003.

The Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

The Fund currently offers Class A and Class I shares. The Fund’s Class A shares commenced operations August 24, 2012. The Fund’s Class I commenced operations January 1, 2004. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Notes to Financial Statements
June 30, 2013
 (Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

●
Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●
Level 2 – other significant observable inputs (including quoted prices for similar securities or identical securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.) An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in upon one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Corporate bonds and convertible bonds. Debt securities may be valued at mean prices supplied by the Fund’s pricing agents based on broker or dealer supplied valuation or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating and interest rate. If an independent pricing agent cannot price a particular debt security, the Advisor may obtain and use a price provided by an independent dealer who was the underwriter for the issuance or who makes a market in that security maturity. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Notes to Financial Statements
June 30, 2013
 (Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stock*	$1,724,396	$147,333	$—	$1,871,729
Convertible Bond*	—	14,483,513	—	14,483,513
Corporate Bonds*	—	37,471,952	—	37,471,952
Preferred Stocks*	2,767,156	2,050	—	2,769,206
Warrants	—	510,000		510,000
Total*	$4,491,552	$52,614,848	$—	$57,106,400

* Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.

There were no transfers between Level 1, 2 and 3 fair valuation measurements during the reporting period, as compared to the certifications from the previous annual report. The Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

Notes to Financial Statements
June 30, 2013
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements
June 30, 2013
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Redemption Fee. To discourage frequent short-term trading in Fund shares, the Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds. If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase. The 180-day period begins on the purchase date and ends 180 days from that date.

The fee will be assessed and retained by the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis).

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses.

The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and Expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation (the “Advisor”) that provides for fees to be computed at an annual rate of 0.90% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2013 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2014, that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.45% for Class A and 1.20% for Class I, of the Fund’s average daily net assets. During the six months ended June 30, 2013, the Advisor waived fees in the amount of $53,908.

Notes to Financial Statements
June 30, 2013
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates – (continued)

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.45% for Class A and 1.20% for Class I and the repayment is made within three years after the year in which the Advisor incurred the expense. As of December 31, 2012, there was $376,617 of fees available to be recovered no later than December 31, 2015, of which, $135,358, $92,399, $148,860 and $53,908 are recoverable through December 31, 2013, 2014, 2015 and 2016, respectively.

Certain officers and Trustees of the Fund are also officers and Trustees of the Advisor. The Fund pays each Trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4. Distribution and Service Plan

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of the average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Fund incurred $7,495 in expenses pursuant to the 12b-1 Plan for the six months ended June 30, 2013.

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $24,379,767 and $16,251,232, respectively, for the six months ended June 30, 2013. There were no purchases or sales of U.S. Government securities during the same period.

Notes to Financial Statements
June 30, 2013
(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2012, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$52,435,328
Gross unrealized appreciation	$1,817,545
Gross unrealized depreciation	(6,322,397)
Net unrealized depreciation	$(4,504,852)

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$20,176
Tax accumulated earnings	20,176
Accumulated capital and other losses	$(1,311,226)
Unrealized depreciation on investments and foreign currency	(4,504,907)
Total accumulated earnings	$(5,795,957)

As of December 31, 2012, the Fund had the following capital loss carryover and expirations. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards in the character noted below.

Long Term Amount	Short Term Amount	Expiration
$386,184	$626,649	unlimited

At December 31, 2012, the Fund had net realized capital losses from transactions between November 1, 2012 and December 31, 2012 of $298,393 which, for tax purposes, are deferred and will be recognized on the first day of the Fund’s next taxable year.

Primarily as a result of differing book/tax treatment of foreign currency transactions and REIT’s, on December 31, 2012 undistributed net investment income was decreased by $63,020 and accumulated net realized loss on investments was increased by $63,020. These reclassifications have no effect on the net assets of the Fund.

The tax components of dividends paid during the Six months ended June 30, 2013 and the year ended December 31, 2012 were as follows:

	2013	2012
Distribution paid from:
Ordinary income	$2,283,358	$4,177,127
Total distributions	$2,283,358	$4,177,127

Notes to Financial Statements
June 30, 2013
(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2009-2012, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2013, events and transactions subsequent to June 30, 2013 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

AEGIS MUTUAL FUNDS PRIVACY NOTICE
(This information is not part of the Report)

The Aegis Mutual Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

The Aegis Mutual Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

●	Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

●	Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the funds, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances. We do not sell your nonpublic personal information. The Aegis Mutual Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

Confidentiality and Security

The Aegis Mutual Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide product and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

Aegis High Yield Fund	Independent Registered Public Accounting Firm
c/o U.S. Bancorp Fund Services, LLC	BBD, LLP
615 East Michigan Street	1835 Market Street, 26th Floor
Milwaukee, Wisconsin 53202	Philadelphia, Pennsylvania 19103
Phone: (800) 528-3780
www.aegisvaluefund.com	Counsel
Seward & Kissel, LLP
Board of Directors	901 K Street N.W.
Scott L. Barbee	Washington DC 20001
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
6862 Elm Street, Suite 830,
McLean, VA 22101

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto.

Not Applicable for semi-annual reports.

  (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

  (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By /s/ Scott L. Barbee
            Scott L. Barbee, President

Date           9/3/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Scott L. Barbee
            Scott L. Barbee, President

Date           9/3/2013

By /s/ Sarah Q. Zhang
            Sarah Q. Zhang, Treasurer

Date           9/3/2013